UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2020

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange
1.25% Notes due June 2023	SYY23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into Material Definitive Agreement.

New 364-Day Credit Agreement

On May 20, 2020, Sysco Corporation (“Sysco” or the “Company”) entered into a Credit Agreement with Bank of America, N.A., as administrative agent, the subsidiary guarantors party thereto, the lenders party thereto, Deutsche Bank Securities, Inc., Goldman Sachs Bank (USA), The Toronto-Dominion Bank, New York Branch, and Wells Fargo Bank, National Association, as syndication agents, and BofA Securities, Inc., Deutsche Bank Securities, Inc., Goldman Sachs Bank (USA), TD Securities (USA) LLC, and Wells Fargo Bank, National Association, as joint bookrunners and lead arrangers (the “364-Day Credit Agreement”). The aggregate amount of the lenders’ commitments under the 364-Day Credit Agreement, as of the effective date, is $750 million, with a maturity date of May 19, 2021.

The 364-Day Credit Agreement contains customary terms and conditions for credit facilities of this type, including, without limitation, affirmative and negative covenants that (a) restrict (i) the sale of all or substantially all the assets of Sysco and its subsidiaries and (ii) mergers, consolidations, or amalgamations of Sysco with another entity where Sysco is not the surviving entity; (b) limit the incurrence of certain liens; and (c) restrict (i) increases to Sysco’s regular quarterly dividend and (ii) repurchases of equity interests of Sysco, in each case, until the date on which Sysco has achieved a certain ratio of consolidated EBITDA to consolidated interest expense. The 364-Day Credit Agreement contains customary reporting and other covenants, including, without limitation, a requirement to maintain either a certain level of liquidity or a certain ratio of consolidated EBITDA to consolidated interest expense, all as described in the 364-Day Credit Agreement. The 364-Day Credit Agreement also contains customary events of default, including, without limitation, nonpayment of obligations under the 364-Day Credit Agreement, violation of covenants in the 364-Day Credit Agreement, and certain bankruptcy or insolvency events. Certain of the events of default are subject to exceptions, materiality qualifiers, and/or grace periods customary for credit facilities of this type. Borrowings by Sysco under the 364-Day Credit Agreement are, in general, guaranteed by those wholly-owned subsidiaries of Sysco that are guarantors of Sysco’s senior notes and debentures. The 364-Day Credit Agreement also contains a 0.75% interest rate floor, as well as a mandatory prepayment and corresponding commitment reduction that is triggered if Sysco or its subsidiaries issue debt in the public markets (other than by issuance of commercial paper) in excess of $500 million.

The foregoing description of the 364-Day Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 364-Day Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Neither Sysco nor any of its affiliates has any material relationship with any of the other parties to the 364-Day Credit Agreement, except for (i) the Company’s previous credit facilities, with respect to which certain of the other parties to the 364-Day Credit Agreement (and their respective affiliates) were lenders and (ii) commercial banking, investment banking, underwriting, trust and other financial advisory services provided (or to be provided) to Sysco and its subsidiaries by certain of the lenders under the 364-Day Credit Agreement (and their respective affiliates), for which they have received (or will receive) customary fees and expenses.

Amendment to Existing Credit Agreement

On May 20, 2020, Sysco entered into an amendment (the “Amendment”) to the Credit Agreement dated as of June 28, 2019, with JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto (the “Existing Credit Agreement”). The Amendment revises the Existing Credit Agreement to (a) adjust the covenant requiring Sysco to maintain a certain ratio of consolidated EBITDA to consolidated interest expense; (b) include a covenant requiring Sysco to maintain a certain level of liquidity until the earlier of July 2022 or the date on which Sysco has achieved a certain ratio of consolidated EBITDA to consolidated interest expense; (c) include additional pricing levels and a 0.75% interest rate floor; and (d) include a new covenant that restricts (i) increases to Sysco’s regular quarterly dividend and (ii) repurchases of equity interests of Sysco, in each case, until the earlier of July 2022 or the date on which Sysco has achieved a certain ratio of consolidated EBITDA to consolidated interest expense.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Neither Sysco nor any of its affiliates has any material relationship with any of the other parties to the Existing Credit Agreement, except for (i) the Company’s previous credit facilities, with respect to which certain of the other parties to the Existing Credit Agreement (and their respective affiliates) were lenders and (ii) commercial banking, investment banking, underwriting, trust and other financial advisory services provided (or to be provided) to Sysco and its subsidiaries by certain of the lenders under the Existing Credit Agreement (and their respective affiliates), for which they have received (or will receive) customary fees and expenses.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated herein by reference.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

10.1

Credit Agreement dated as of May 20, 2020, among Sysco Corporation, the subsidiary guarantors party thereto, Bank of America, N.A., as administrative agent, Deutsche Bank Securities, Inc., Goldman Sachs Bank (USA), The Toronto-Dominion Bank, New York Branch, and Wells Fargo Bank, National Association, as syndication agents, and BofA Securities, Inc., Deutsche Bank Securities, Inc., Goldman Sachs Bank (USA), TD Securities (USA) LLC, and Wells Fargo Bank, National Association, as joint bookrunners and lead arrangers, and the lenders party thereto

10.2

Amendment dated as of May 20, 2020 to Credit Agreement dated as of June 28, 2019, among Sysco Corporation, Sysco Canada, Inc., Sysco EU II S.à r.l., the subsidiary guarantors party thereto, JP Morgan Chase Bank, N.A., as administrative agent, and the lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: May 22, 2020	By:	/s/ Eve M. McFadden
Eve M. McFadden
Senior Vice President, Legal, General Counsel and Corporate Secretary